UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

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ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management’s Discussion and Analysis	10

Fund Overview	12

Fund Performance	14

Schedule of Investments	16

Statement of Assets and Liabilities	19

Statement of Operations	20

Statements of Changes in Net Assets	21

Notes to Financial Statements	22

Financial Highlights	27

Report of Independent Registered Public Accounting Firm	28

Fund Information	29

Directors and Officers	30

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the prospectus or more current performance information by calling investor services at 1-800-432-2504, or on Clipper Fund’s website (www.clipperfund.com).

Clipper Fund Shareholders Meeting

Davis Advisors cordially invites you to the 2008 Clipper Fund Shareholders Meeting with Portfolio Managers Christopher Davis and Kenneth Feinberg to be held on Wednesday, March 19th.

The Fund managers will discuss the investment approach and portfolio. A question-and-answer session will follow.

Location:	The Peninsula Hotel Beverly Hills

9882 South Santa Monica Boulevard

Beverly Hills, CA 90212

Verandah Room

Time:	9:30 A.M. – 11:30 A.M. (PDT)

(The Fund managers will stay until all questions have been answered.)

Attendees:	Clipper Fund shareholders, consultants and other interested parties.

For more information, please call 800-432-2504.

Results and Reflections

The table below summarizes the results of Clipper Fund compared with the S&P 500® Index, against which my partner Ken Charles Feinberg, our colleagues and I judge ourselves. It is our objective to outperform this index after fees and expenses over the long term, which we generally consider to be rolling five and ten year periods.

We draw your attention to the results of Clipper over the trailing five years as these have fallen far short of this objective and warrant some discussion. Importantly, Clipper’s five year record is actually a combination of three years of our predecessor’s management and two years of our management. During the three years before we assumed management, our predecessors, whose long-term results were outstanding, went through an uncharacteristically bad patch, lagging the market by more than 6% per year. During this same three year period, the results of Selected American Shares (another mutual fund that Ken and I have run for more than a decade but which is more diversified and thus not directly comparable to Clipper) outperformed the market by almost 3% per year and Clipper by more than 9% per year.1 Unfortunately, just at the time that we were entrusted with Clipper’s management, we entered a period of relatively weak results and have lagged the market by about 3% over the last two years.

We give this explanation not to make excuses but simply to highlight that had either our predecessor or ourselves managed Clipper for the entire five year period, the results would likely have been somewhat better than they were. Three years from now, the credit or blame for Clipper’s five year results will rest solely with us. We are doing our best to see that these results will be satisfactory.

Annualized Total Returns as of December 31, 2007
	1 Year	3 Years	5 Years	10 Years
Clipper Fund	0.05%	4.79%	7.77%	9.29%
S&P 500® Index	5.49%	8.62%	12.82%	5.91%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio for Clipper Fund shares as of the most recent prospectus was 0.70%. The total annual operating expense ratio may vary in future years. Returns and expenses for other classes of shares will vary. Current performance may be higher or lower than the performance data quoted. For most recent month-end returns, visit clipperfund.com or call 800-432-2504. Clipper Fund was managed from inception, February 29, 1984, until January 1, 2006 by another adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Although Clipper’s very long-term results are satisfactory on both an absolute and a relative basis, it is worth considering a figure that is not in the table—specifically the results of the S&P 500® Index and Clipper since the market peak in March of 2000. Almost eight years have passed since then, during which time the market’s return has been only 1.4% including dividends and negative if dividends are excluded. To make matters worse, these results do not include the expenses paid by most investors.

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1 Past performance is not a guarantee of future results. This is not a solicitation for Selected American Shares which is sold under a separate prospectus. While Selected American Shares and Clipper Fund are managed using the same Davis Investment Discipline the investment strategy will differ. As a result it is likely that their performance will vary.

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During this time, Clipper Fund returned more than 10% per year after expenses, a truly outstanding result, and the credit for that belongs to our predecessors.2

Looking ahead, the fact that we are now eight years into a period of anemic returns means that even if the market does well in the next two years (and it is certainly not off to a promising start in 2008), it is likely that the decade that began in 2000 and will end in 2010 will be one of the worst decades for stock investors since the Depression.

This grim-sounding pronouncement does not mean that we are bearish about the future, but rather that we are realistic about the past. Looking ahead, the fact that valuations have come down so far since the late 1990s significantly improves investment prospects. This fact should make investors more enthusiastic rather than more discouraged. After all, they have the opportunity to buy the same businesses at much lower prices relative to their earnings.

But this is not the way most people’s minds work. Instead, eight years of lackluster stock returns combined with concern about falling home prices and a slumping economy have made this a time of almost unanimous pessimism.

This pessimism is reflected in investors’ behavior and amplified by the media. For example, in 2007 investors fled from domestic equity mutual funds resulting in the second highest levels of redemptions ever. Further, the rate of redemptions steeply accelerated as the market fell late in the fourth quarter. The media tells us that the public’s assessment of the nation’s economy has slipped to its lowest level in nearly 15 years.3 And on its February 11 cover, Business Week loudly declared in large red letters “Meltdown . . . The Worst is Yet to Come.” Interestingly, the cover and table of contents for this same issue also highlight articles such as “Growth is slowing in wireless and broadband,” “Bonds . . . are losing value fast,” “Experts are now questioning . . . free trade,” “The wounded deal economy,” “Brace yourself: Home prices could fall an additional 25%,” and even “Raising fears about bone fractures among women,” making it one of the most fearful, gloomy and pessimistic issues we can recall.

Warren Buffett has famously said that his success comes from the simple fact that he tries to be “fearful when others are greedy and greedy when others are fearful.” While this advice is clearly right, it is hard to follow. In fearful times, investors must struggle to stay the course. They look at their portfolios and see only the price declines. They turn on the television and see only bad news.

Yet for long-term investors such trying periods are inevitable. For example, since Davis Advisors was founded in 1969, we have gone through two bear markets, several wars, numerous recessions, an oil crisis, a hostage crisis, double-digit interest rates, double-digit inflation, double-digit unemployment, political scandals, stock market crashes, the NASDAQ bubble, September 11, and more. Certainly there were numerous periods in which investors may have gotten discouraged or decided to get out until things improved. Yet, over this entire period, equities still returned a satisfactory 10% per year and our clients did somewhat better.4 Getting out in times of pessimism would have almost certainly resulted in returns far below those achieved by simply staying the course.

Nevertheless, in pessimistic times, investors worry that this time is different and that equities will no longer produce satisfactory returns as they have in the last 70 years. An old Wall Street saying holds that these very words—“this time is different”—are the four most expensive words in investing. In times of great optimism, the bulls use them to justify irrational prices and pie-in-the-sky projections. In times of pessimism, the bears use the same four words to

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2 Past performance is not a guarantee of future results.

3 February 4, 2008 Washington Post-ABC News poll.

4 Returns reflect the S&P 500® Index from February 17, 1969 - December 31, 2007.

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justify selling stocks at discount prices. Both are mistakes. Our goal as investors is to be neither pessimistic nor optimistic, but realistic.

To maintain a realistic perspective, we must remember there is always something to worry about. Today is no exception. Topping today’s concerns is the fact that home prices have fallen sharply and there is no consensus as to when they will stabilize or how severely this will impact other aspects of the economy. The impact of this downturn was first felt at its center in the homebuilding industry and then spread in waves to mortgage lenders, insurers and holders of asset-backed securities, then to consumer spending and ultimately to employment. This cycle has a type of economic feedback that is worrisome. For example, if falling home prices lead eventually to higher unemployment, then higher unemployment in turn leads to more mortgage delinquencies and foreclosures. These foreclosures lead to forced sales, which push home prices down further, starting the cycle again.

Given this pessimism and concern, why have we been buying stocks and making investments rather than raising cash and sitting on the sidelines? The answer can be found in another Warren Buffett observation about pessimistic times: “We want to do business in such an environment, not because we like pessimism but because we like the prices it produces.” Because the market is a discounting mechanism, today’s prices already reflect a great deal of pessimism. Put another way, when people have a pessimistic outlook, they are willing to sell businesses for much lower prices than when they feel optimistic. In such times, we would much rather be buyers than sellers.

This contrarian orientation does not mean that we do not take today’s concerns seriously. Just because prices already reflect a great deal of pessimism does not mean we can be certain that things will not get worse than the pessimists believe.

But investing involves probabilities, not certainties. In order to assess these probabilities, we must maintain a longer term perspective. Such a perspective allows us to keep today’s headlines about residential real estate in context.

Assessing what is now called the housing bubble reveals a four-stage pattern. Although we discussed this pattern at some length in our last letter to you, a recap may be useful as it is a familiar pattern that has recurred throughout different asset classes and indeed throughout financial history. While each recurrence varies in its specifics and severity, the pattern remains surprisingly constant and can be reduced to the words of an old Spanish proverb: “What wise men do in the beginning, fools do in the end.”

In the first stage, an overlooked or underappreciated asset class produces wonderful returns for some period of time. In the second stage, capital provided by individuals and institutions flows into that area, often fueled by intermediaries charging high fees and commissions. In the third stage, participants increase leverage and reduce quality standards, convinced that past high returns justify doing so. In the final stage, the combination of higher leverage and lower quality proves toxic and the majority of lenders and participants, particularly those who came in during the late stages, suffer losses.

Since the great Tulip Mania and South Sea Bubble of the mid-seventeenth and early eighteenth centuries, this pattern has been repeated over and over again. In the last 20 years alone, there have been at least four large asset classes that followed this pattern, with residential real estate now becoming the fifth. In each case, early participants did fine but then aggressive promoters drew in huge amounts of participants, leverage increased, quality standards were reduced (or the definition of the asset class was broadened) and billions of dollars were lost. Starting in the 1980s, the first leveraged buyout (LBO)/junk bond craze culminated in the demise of Drexel Burnham Lambert. In the early 1990s, commercial real estate was the darling, leading to the S&L debacle and the bankruptcy of the Bank of New England, among others. In the mid-1990s, the Russian bond default triggered an emerging market debt crisis culminating in the collapse of Long Term Capital Management. In the late 1990s, the advent of the Internet and the

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early fortunes made there led to huge venture capital funds, record-setting IPOs and massive loans to speculative telecom companies, most of which became worthless.

This brings us to the current crisis in residential real estate and the related credit markets. For decades, conventional wisdom has said that you could not lose money by owning your home. While home ownership is an important means of saving and investing for most families, in recent years it had become a means of speculating. Highly commissioned mortgage brokers pushed adjustable-rate loans offering low teaser rates and requiring little documentation on to borrowers who would not be able to afford them once the interest rate adjusted up. Other borrowers used their home equity like a piggy bank, borrowing up to 100% of appraised value and increasing this amount whenever they could get a higher appraisal.

Lenders did not mind making these loans for two reasons. First, they could repackage them and sell them in the secondary market. Second, even if the borrower could not repay the loan, rising home prices would allow the house to be refinanced or sold at a profit to some other buyer who was likely to finance it the same way. The result was a sort of Ponzi scheme requiring constant refinancings, constantly rising prices and more and more unsuitable buyers.

As credit dried up and interest rates climbed higher, the bubble burst, starting in the sub-prime area and moving outward. Already, an estimated 25% of all sub-prime mortgages are delinquent, up from 11% in 2004. (The term delinquent means that the borrower has missed at least one payment.) Foreclosures are climbing and the peak of adjustable-rate and teaser-rate re-pricing does not occur until the third quarter of this year. Lenders that focused disproportionately on this sector and financed themselves only in the capital markets are in deep trouble. Many have already gone out of business while others stand near the brink.

As would be expected, the downturn at the low end of the market has affected prices across the board, making 2007 the first year since 1941 that home prices have fallen nationwide.

Moving from the direct participants to the indirect participants, the news has been equally grim. The financial engineering that allowed institutions to slice up and repackage mortgages also added multiple layers of leverage into the system. What is worse, most of these securities are held by firms that must carry them at market value, compounding the likely economic losses as the securities are marked-to-market or reduced in value to reflect the impact of panicked sellers. This means that even if a mortgage is current and ultimately repaid, the holder of that mortgage-backed security may have to price it as if it is delinquent. As a result, enormous mark-to-market losses are being reported across the financial services industry both here and abroad. Although some of these paper losses will not become real cash losses, they are treated the same for accounting purposes. The resulting charges forced many financial institutions to raise capital, largely from cash-rich foreign investors, at depressed prices (see our discussion of Merrill Lynch to follow). Those that cannot raise capital may face a worse alternative than stock dilution.

If our job is to be realistic then we must also consider other less grim data. After all, realism requires weighing all available facts in order to assess probabilities. Although this process involves inherent risks and uncertainties, there are some important facts that the markets seem to have forgotten. These facts lead us to conclude that the economy and market will weather this storm and that this is a time to look for opportunities. As my grandfather Shelby Cullom Davis once said, “You make most of your money in a bear market; you just don’t realize it at the time.”

Here are some facts to think about. First, in order to size today’s risks, we should start by looking at the amount of total mortgage debt outstanding. At the end of September 2007, approximately $10.5 trillion of mortgages were outstanding, of which approximately $1.3 trillion were sub-prime. To this debt, we might also add $2.4 trillion of consumer and credit card debt for a total of about $12.9 trillion of household indebtedness.

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On the other side of the balance sheet, we should put the total estimated value of housing stock which today stands at approximately $21 trillion. This implies that mortgages currently represent about 50% of home values or, put another way, that homeowners have about $10.5 trillion of equity in their homes. In addition to real estate, households also hold other assets, including more than $7 trillion in cash and money market funds, $14 trillion in stocks, bonds and mutual funds, and $13 trillion in insurance and pension accounts, according to Federal Reserve data.

While we know that these assets are not evenly distributed and that the strain on lower income households is disproportionately large, these facts lead us to conclude that our financial institutions and our economy will come through this downturn in residential real estate just as they have weathered every past bubble and crisis. For example, the stock market crash at the beginning of this decade wiped out $6 trillion of market cap in the S&P 500® Index alone, a useful number to remember when considering that total mortgage debt outstanding is currently $10.5 trillion, and that the vast majority of this amount will be repaid.

While it is likely that three to five years of appreciation will be given back in real estate, most people still view their house as their home, not as an investment. Consequently, they are unlikely to walk away even if their equity is significantly reduced as long as they are able to make their monthly payments. Furthermore, recent interest rate cuts have helped to keep payments affordable on adjustable-rate mortgages. In fact, we are now seeing an upswing in refinancing, which is a promising development. As always, the key indicator remains unemployment which could change this analysis if it rises dramatically.

The turmoil and pessimism that surround the financial sector have also made investors forget that much of the economy lies beyond real estate and consumer spending. A number of sectors, including technology, capital goods and many commodities remain vibrant and many U.S. companies continue to grow significantly outside the United States (more on this later). In short, in our view American businesses and our economy are more resilient than pessimists would have us believe.

Portfolio Thoughts, Mistakes and Lessons5

Because of the facts discussed above, we view the current tumultuous environment as one of opportunity, particularly within the financial sector. Although we have had our share of unpleasant surprises, we are excited by the recent investments we have made.

One company might be considered both an unpleasant surprise (i.e., a mistake) and also an exciting recent investment. This company is Merrill Lynch, which has been a Fund holding since before our time.

While we had always followed this global leader and had been impressed with its more recent improvements in productivity, we were unaware of the shocking weakness of the firm’s risk controls and credit culture. But, as the old adage says, “You only find out who is swimming naked when the tide goes out.”

In late 2007, Merrill Lynch took cumulative charges for its exposure to mortgage-related securities and leveraged loans of $25.6 billion, almost five times the firm’s average annual earnings over the past three years. To understand

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5 This report includes candid statements and observations regarding investment strategies, individual securities, economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact. This is not a recommendation to buy, sell, or hold any security mentioned.

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just how bad this is, consider that the charges recorded at JPMorgan Chase, which we own, and Goldman Sachs, which we do not own, both of which are substantially larger than Merrill Lynch, were $4.5 billion (82% less) and $2.4 billion (90% less) respectively.

These staggering losses led to the appointment of a new management team lead by John Thain, former CEO of the New York Stock Exchange and President of Goldman Sachs. Mr. Thain’s first order of business was to shore up the firm’s capital base, giving us the opportunity, we believe, to turn this mistake into an opportunity. Specifically, we participated along with Temasek, the investment authority of Singapore, in a transaction that allowed us to almost double our position (commission free) at $48 per share, approximately a 15% discount to where the shares were then trading and an even more significant discount to our assessment of fair value. While the shares may trade below this price in the future (and did in the weeks following our purchase), we believe that they will produce a satisfactory return over the long term and are delighted to be much larger shareholders.

Unhappily, another mistake has not turned into an opportunity, at least not yet. We purchased shares in the municipal bond insurer Ambac in the fourth quarter of 2007 and, although the shares were down only modestly by year-end, they fell more than 50% in January of 2008. While we purchased only a relatively small position (about 1% of assets), we were clearly mistaken in our assessment of the risk embedded in its portfolios, the possibility of the rating agencies removing its triple-A rating, and the likelihood of significant stock dilution. Having said this, the histories of Ambac and its competitor MBIA are not yet written and many aspects of their business remain very valuable. In times of great dislocation, strange things can happen. During the Enron saga, for example, shares of Williams fell from a high of $49 to less than $1 only to trade at $32 today. Similarly, another energy company, AES, fell to as low as 92 cents only to recover to $19 today. Please know we are studying Ambac carefully as the situation is fluid and could change rapidly.

Turning to happier topics, in December 2006, we added Mellon Financial to Clipper, impressed by the company’s new CEO, Bob Kelly, whom we had first met when he served as CFO of Wachovia. During 2007, Mellon merged with the Bank of New York to create Bank of New York Mellon. Despite having the word “bank” in its name, this global firm focuses almost exclusively on securities processing, global custody, treasury services, and asset management. As a result, Bank of New York Mellon has relatively modest exposure to deteriorating residential and sub-prime real estate. Specifically, while it holds approximately $179 million in collateralized debt obligations and $1.5 billion in sub-prime mortgage-backed securities, these amounts pale in comparison to the $3.4 billion the company should earn this year. The stock, which was spotted by Ken and our first-rate analyst Charles Cavanaugh, was one of the best performing financial companies in the Fund last year, climbing 17%. Under Bob Kelly’s leadership the combined companies have made excellent progress toward achieving the costs savings that should come from integrating these two strong organizations.

We have also worked hard to identify companies that may be in a position to capitalize on the chaos in the capital markets. One longtime holding and two new holdings fall into this category. The first is Berkshire Hathaway, whose shares we purchased soon after assuming management of the Fund. The second is Redwood Trust, a well-managed real estate investment trust (REIT) that raised some additional capital in the fourth quarter so that it could take advantage of distressed mortgage sellers. The third is Oaktree Financial, a highly regarded alternative investment manager that quietly made its shares available to institutional investors in 2007 and tends to produce its best returns when markets are volatile.

Outside of the financial sector, one portfolio development that bears mentioning is the steady increase in our international holdings. As a firm, we began investing in global companies in the early 1990s when we determined that virtually all industries should be analyzed on a global basis. How could it be sensible to have one analyst study Anheuser-Busch and another study companies like Heineken and Grupo Modelo (brewers of Corona). Why would

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one analyst study Merck and another Roche, or one study ConocoPhillips and another BP? In essence, the globalization of our research effort simply followed the globalization of the industries and companies that we study. The faster growth of many foreign economies has also improved the prospects of many U.S. multinationals (including holdings such as American Express and Procter & Gamble, for example). In fact, given that over 40% of the profits of S&P 500® companies now come from outside of the United States, it no longer even makes sense to think of the S&P 500® Index as a domestic index.

Nevertheless, convention still labels companies based on where their stock is listed rather than where they earn their profits. As a result, we call your attention to the fact that about 10.3% of Clipper Fund is invested in shares of companies listed outside of the United States.

These investments include two Japanese insurance companies, NIPPONKOA and Millea Holdings (formerly known as Tokio Marine and Fire Insurance Company). Each of these companies was purchased at a significant discount to our estimate of GAAP book value; each generally realizes an underwriting profit; and each hold almost three dollars of investments for each dollar of book value.

We also purchased shares in an unusual Belgium-listed holding company, RHJ International. This company’s management team includes Timothy Collins, founder of Ripplewood Holdings, one of the most successful private equity firms we know, and Leonhard Fischer, former senior manager at Credit Suisse and Winterthur Insurance. RHJ currently trades at a discount to book value, about half of which is in cash and half in a portfolio of very cheap Japanese equities. Rather than liquidate, we hope that this management team will find opportunities to deploy the firm’s capital at high rates of return.

Concluding Thoughts

While these are difficult and uncertain times for investors, long experience has taught us to hold fast and look for opportunities when others are fearful. We are believers in the underlying strength and resilience of the American business model and convinced that stock investing remains one of the best ways to compound wealth over generations. Clipper is made up of companies that should grow more valuable in the years to come. Such increasing value should reward patient investors.

In the meantime, our family, directors and colleagues remain large shareholders in the funds and never forget the responsibility and trust that you have placed in us.

Sincerely,

Christopher C. Davis	Kenneth Charles Feinberg
President & Portfolio Manager	Portfolio Manager

February 8, 2008

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This material is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objectives, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund invests primarily in common stock of large companies with market capitalizations of at least $10 billion or more at the time of purchase. Some important risks of an investment in Clipper Fund are: non-diversification: concentrating a fund’s portfolio in a select limited number of securities can increase the volatility of the portfolio; market risk: the market value of shares of common stock can change rapidly and unpredictably; company risk: the market value of a common stock varies with the success or failure of the company issuing the stock; industry risk: investing a significant portion of assets in one sector may cause a fund to be more volatile; and foreign country risk: companies operating, incorporated or principally traded in foreign countries may have more fluctuation as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. As of December 31, 2007, Clipper Fund had 10.3% of assets invested in foreign companies. See the prospectus for a complete listing of the principal risks.

Market values will vary so that an investor may experience a gain or a loss. The views expressed by the Davis Advisors investment professionals in this report are subject to change, and some of the stocks discussed may no longer be owned. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security. As of December 31, 2007, Clipper Fund had invested the following percentages of its assets in the companies listed:

Merrill Lynch	4.42%	JPMorgan Chase	3.54%
Bank of New York Mellon	6.57%	Ambac Financial	1.04%
Berkshire Hathaway	6.05%	Redwood Trust	2.37%
Oaktree Financial	2.48%	ConocoPhillips	5.24%
American Express	7.54%	Procter & Gamble	6.14%
NIPPONKOA Insurance	2.18%	Millea Holdings	1.88%
RHJ International	2.62%

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in detail in the prospectus. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500® Index.

After April 30, 2008, this piece must be accompanied by a supplement containing performance information for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

12/07 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, 800-432-2504, clipperfund.com.

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Management’s Discussion and Analysis

Clipper Fund

Clipper Fund delivered a total return on net asset value of 0.05% for the year ended December 31, 20071. Over the same time period, the Standard & Poor’s 500® Index2 (“Index”) returned 5.49%. Eight of the ten economic sectors3 within the Index had positive returns, with financial and consumer discretionary turning in negative returns. The economic sectors which turned in the strongest performance were energy, materials, and utilities.

Key Contributors to Performance

The Fund made a significant investment in consumer staple companies and they were the most important contributors4 to performance over the year. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 22% versus 14% for the Index) and the Fund also benefited from a higher relative weighting in this sector (20% versus 10% for the Index). Costco Wholesale5, Procter & Gamble, Wal-Mart, and Altria were among the top contributors to performance. The Fund no longer owns Wal-Mart and Altria.

The energy sector was the top-performing sector of the Index. Energy companies were the second most important contributors to the Fund’s performance. The Fund’s performance relative to the Index was reduced because the Fund’s energy companies under-performed the corresponding sector within the Index (up 22% versus 34% for the Index) and the Fund also had a lower relative average weighting in this strongly performing sector (10% versus 11% for the Index). ConocoPhillips was among the top contributors to performance.

Key Detractors from Performance

The most important detractors from performance relative to the Index over the year were that the Portfolio had a higher weighting in financial companies (45% versus 21% for the Index) which was a poorly performing sector as well as poor stock selection among industrial and consumer discretionary companies.

The financial sector was the worst performing sector of the Index. The Fund’s financial companies out-performed the corresponding sector within the Index (down 7% versus down 19% for the Index), but were still the largest detractors from the Fund’s performance. A higher relative average weighting in this sector detracted from both absolute and relative performance. Berkshire Hathaway, Bank of New York Mellon, Ameriprise Financial, and Redwood Trust were among the top contributors to performance. Merrill Lynch, American International Group, American Express, RHJ International, JPMorgan Chase, and Millea Holdings were among the top detractors from performance.

The weak performance of the Fund’s consumer discretionary companies (down 23% versus down 13% for Index) detracted from both absolute and relative performance. Harley-Davidson and News Corp. were among the top detractors from performance.

The Fund managers have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 10% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund under-performed the Index over the period.

Management’s Discussion and Analysis - (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Clipper Fund are: (1) market risk, (2) company risk, (3) focused portfolio risk, (4) financial services risk, (5) foreign country risk, (6) headline risk, and (7) selection risk. See the prospectus for a full description of each risk.

1     Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annual operating expense ratio as of December 31, 2007 was 0.69%. The following table lists the average annual total returns for the periods ended December 31, 2007:

				Fund
	1-Year	5-Year	10-Year	Inception
				(02/29/84)
Clipper Fund	0.05%	7.77%	9.29%	14.10%
Standard & Poor’s 500® Index	5.49%	12.82%	5.91%	12.63%

Fund performance changes over time and current performance may be higher or lower than stated. The annual operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund from inception through December 31, 2005.

2     The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

3     The companies included in the S&P 500® Index are divided into ten economic sectors. One or more industry groups make up an economic sector.

4     This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

5     A company’s or sector’s contribution to the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including possible loss of the principal amount invested.

Fund Overview

December 31, 2007

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	90.00%	Diversified Financials	30.35%	8.55%
Common Stock (Foreign)	10.25%	Insurance	20.55%	4.31%
Short Term Investments	2.18%	Energy	8.78%	12.86%
Other Assets & Liabilities	(2.43)%	Food & Staples Retailing	8.66%	2.37%
	100.00%	Health Care	6.34%	11.97%
		Technology	6.28%	16.78%
		Household & Personal Products	6.13%	2.55%
		Automobiles & Components	4.18%	0.53%
		Media	3.42%	2.81%
		Real Estate	2.37%	1.04%
		Capital Goods	1.63%	9.28%
		Retailing	1.31%	2.63%
		Food, Beverage & Tobacco	–	5.31%
		Other	–	19.01%
			100.00%	100.00%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
American International Group, Inc.	Multi-Line Insurance	9.45%
Costco Wholesale Corp.	Food & Staples Retailing	8.68%
American Express Co.	Consumer Finance	7.54%
Bank of New York Mellon Corp.	Capital Markets	6.57%
Procter & Gamble Co.	Household & Personal Products	6.14%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	6.05%
ConocoPhillips	Energy	5.24%
UnitedHealth Group Inc.	Health Care Equipment & Services	4.79%
Microsoft Corp.	Software & Services	4.70%
Merrill Lynch & Co., Inc.*	Capital Markets	4.42%

*The Merrill Lynch & Co., Inc. combined holdings are valued at $122,870,031 which includes a private placement position valued at $48,593,015.

Fund Overview – (Continued)

December 31, 2007

New Positions Added (01/01/07 - 12/31/07)

(Highlighted positions are those greater than 2.50% of 12/31/07 total net assets)

			% of 12/31/07
		Date of 1st	Fund
Security	Industry	Purchase	Net Assets
Agilent Technologies, Inc.	Technology Hardware & Equipment	12/19/07	0.03%
Ambac Financial Group, Inc.	Property & Casualty Insurance	12/17/07	1.04%
Canadian Natural Resources Ltd.	Energy	11/19/07	3.57%
CarMax, Inc.	Retailing	12/06/07	1.31%
Millea Holdings, Inc.	Property & Casualty Insurance	05/17/07	1.88%
NIPPONKOA Insurance Co., Ltd.	Property & Casualty Insurance	06/05/07	2.18%
Oaktree Capital Group, LLC, Class A	Diversified Financial Services	09/20/07	2.48%
Redwood Trust, Inc.	Real Estate	11/26/07	2.37%
RHJ International	Capital Markets	06/05/07	2.62%
UnitedHealth Group Inc.	Health Care Equipment & Services	12/03/07	4.79%

Positions Closed (01/01/07 - 12/31/07)

(Gains and losses greater than $10,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Altria Group, Inc.	Food, Beverage & Tobacco	05/08/07	$124,879,999
Coca-Cola Co.	Food, Beverage & Tobacco	01/03/07	474,789
Johnson & Johnson	Pharmaceuticals, Biotechnology &
	Life Sciences	07/30/07	10,045,674
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	04/10/07	16,930,082
Sprint Nextel Corp.	Telecommunication Services	05/17/07	(2,548,123)
Wachovia Corp.	Commercial Banks	06/28/07	(3,519,362)
Wal-Mart Stores, Inc.	Food & Staples Retailing	12/26/07	7,281,664

Fund Performance

December 31, 2007

Average Annual Total Return		Expense Example
for the periods ended			Beginning	Ending	Expenses Paid
December 31, 2007			Account Value	Account Value	During Period*
			(07/01/07)	(12/31/07)	(07/01/07-12/31/07)
One-Year	0.05%	Actual	$1,000.00	$976.46	$3.49
Five-Year	7.77%	Hypothetical (5% return
Ten-Year	9.29%	before expenses)	$1,000.00	$1,021.68	$3.57

*Expenses are equal to the Fund’s annualized net expense ratio (0.70%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the adviser. See Notes to Performance on page 15 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Clipper Fund on December 31, 1997. As the chart below shows, by December 31, 2007 the value of your investment would have grown to $24,306 – a 143.06% increase on your initial investment. For comparison, look at how the Standard & Poor’s 500® Stock Index did over the same period. With dividends reinvested, the same $10,000 invested would have grown to $17,756 – a 77.56% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Clipper Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in the Fund’s Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which is from 07/01/07 to 12/31/07. Please note that the Expense Example is general and does not reflect certain account specific costs, which may increase your total costs of investing in the Fund. If these account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Schedule of Investments

December 31, 2007

		Value
Shares	Security	(Note 1)
COMMON STOCK – (100.25%)

AUTOMOBILES & COMPONENTS – (4.19%)
2,494,600	Harley-Davidson, Inc.	$116,522,766
CAPITAL GOODS – (1.64%)
1,146,825	Tyco International Ltd.	45,471,611
CAPITAL MARKETS – (16.87%)
1,643,040	Ameriprise Financial, Inc.	90,547,934
3,749,200	Bank of New York Mellon Corp.	182,810,992
1,383,700	Merrill Lynch & Co., Inc.	74,277,016
1,040,500	Merrill Lynch & Co., Inc., Private Placement (b)(c)	48,593,015
4,448,941	RHJ International* (Belgium) (d)	72,851,245
		469,080,202
CONSUMER FINANCE – (7.54%)
4,031,400	American Express Co.	209,713,428
DIVERSIFIED FINANCIAL SERVICES – (6.02%)
2,258,200	JPMorgan Chase & Co.	98,570,430
2,106,100	Oaktree Capital Group, LLC, Class A (b)	68,974,775
		167,545,205
ENERGY – (8.81%)
1,357,300	Canadian Natural Resources Ltd. (Canada)	99,272,922
1,649,200	ConocoPhillips	145,624,360
		244,897,282
FOOD & STAPLES RETAILING – (8.68%)
3,460,300	Costco Wholesale Corp.	241,425,131
HEALTH CARE EQUIPMENT & SERVICES – (6.36%)
987,175	Covidien Ltd.	43,721,981
2,286,900	UnitedHealth Group Inc.	133,097,580
		176,819,561
HOUSEHOLD & PERSONAL PRODUCTS – (6.14%)
2,327,000	Procter & Gamble Co.	170,848,340
MEDIA – (3.42%)
4,647,900	News Corp., Class A	95,235,471
MULTI-LINE INSURANCE – (9.45%)
4,508,600	American International Group, Inc.	262,851,380
PROPERTY & CASUALTY INSURANCE – (11.15%)
1,120,100	Ambac Financial Group, Inc.	28,864,977
1,189	Berkshire Hathaway Inc., Class A*	168,362,400
1,551,000	Millea Holdings, Inc. (Japan)	52,340,957
6,665,300	NIPPONKOA Insurance Co., Ltd. (Japan)	60,677,708
		310,246,042

Schedule of Investments – (Continued)

December 31, 2007

		Value
Shares/Principal	Security	(Note 1)
COMMON STOCK – (Continued)

REAL ESTATE – (2.37%)
1,928,564	Redwood Trust, Inc. (d)	$66,034,015
RETAILING – (1.31%)
1,847,000	CarMax, Inc.*	36,478,250
SOFTWARE & SERVICES – (4.70%)
3,669,400	Microsoft Corp.	130,593,946
TECHNOLOGY HARDWARE & EQUIPMENT – (1.60%)
22,000	Agilent Technologies, Inc.*	808,280
1,177,150	Tyco Electronics Ltd.	43,707,579
		44,515,859

	Total Common Stock – (identified cost $2,332,596,937)	2,788,278,489

SHORT TERM INVESTMENTS – (2.18%)

$27,230,000	ABN AMRO Inc. Joint Repurchase Agreement, 4.70%,
	01/02/08, dated 12/31/07, repurchase value of $27,237,110
	(collateralized by: U.S. Government agency mortgages and obligations
	in a pooled cash account, 4.125%-7.00%, 02/15/08-05/01/37,
	total market value $27,774,600)	27,230,000
23,600,000	Banc of America Securities LLC Joint Repurchase Agreement, 4.50%,
	01/02/08, dated 12/31/07, repurchase value of $23,605,900
	(collateralized by: U.S. Government agency mortgage
	in a pooled cash account, 5.00%, 08/01/33,
	total market value $24,072,000)	23,600,000
7,261,000	Goldman, Sachs & Co. Joint Repurchase Agreement, 4.75%,
	01/02/08, dated 12/31/07, repurchase value of $7,262,916
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 4.00%-9.50%, 12/01/14-12/01/37,
	total market value $7,406,220)	7,261,000
2,584,000	UBS Securities LLC Joint Repurchase Agreement, 4.64%,
	01/02/08, dated 12/31/07, repurchase value of $2,584,666
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 5.00%-8.00%, 07/01/08-11/01/47,
	total market value $2,635,680)	2,584,000

	Total Short Term Investments – (identified cost $60,675,000)	60,675,000

Total Investments – (102.43%) – (identified cost $2,393,271,937) – (a)		2,848,953,489
Liabilities Less Other Assets– (2.43%)		(67,647,444)
Total Net Assets – (100.00%)		$2,781,306,045

Schedule of Investments – (Continued)

December 31, 2007

* Non-Income Producing Security.

(a)Aggregate cost for Federal Income Tax purposes is $2,393,271,937. At December 31, 2007, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

Unrealized appreciation	$553,036,500
Unrealized depreciation	(97,354,948)
Net unrealized appreciation	$455,681,552

(b)	Illiquid Security – See Note 6 of the Notes to Financial Statements.

(c)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(d)  Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2007. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2007 amounts to $138,885,260. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2006	Gross Additions	Gross Reductions	Shares December 31, 2007	Dividend Income

Redwood Trust, Inc.	–	1,928,564	–	1,928,564	$1,446,423
RHJ International	–	4,448,941	–	4,448,941	–

See Notes to Financial Statements

Statement of Assets & Liabilities

December 31, 2007

Assets:
Investments in securities, at value (see accompanying Schedule of
Investments):
Unaffiliated companies (identified cost $2,251,943,667)	$2,710,068,229
Affiliated companies (identified cost $141,328,270)	138,885,260
Cash	2,877,156
Receivables:
Dividends and interest	3,446,507
Capital stock sold	4,057,200
Prepaid expenses	84,514
Total assets	2,859,418,866

Liabilities:
Payables:
Capital stock redeemed	75,738,656
Accrued expenses	910,824
Accrued management fees	1,463,341
Total liabilities	78,112,821

Net Assets	$2,781,306,045

Shares Outstanding (Note 4)	34,338,286

Net Asset Value, offering, and redemption price per share
(Net Assets ¸ Shares Outstanding)	$81.00

Net Assets consist of:
Paid-in capital	2,325,237,092
Undistributed net investment income	62,685
Accumulated net realized gains from investments and foreign currency
transactions	322,376
Net unrealized appreciation on investments and foreign currency
transactions	455,683,892
Net Assets	$2,781,306,045

See Notes to Financial Statements

Statement of Operations

Year ended December 31, 2007

Investment Income:
Income:
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $34,116)		$47,967,961
Affiliated companies		1,446,423
Interest		381,038
Total income		49,795,422

Expenses:
Management fees (Note 2)	$18,497,472
Custodian fees	424,819
Transfer agent fees	2,693,328
Audit fees	58,926
Legal fees	69,750
Reports to shareholders	313,252
Directors’ fees and expenses	112,447
Registration and filing fees	55,666
Miscellaneous	158,530
Total expenses		22,384,190
Expenses paid indirectly (Note 5)		(29,115)
Net expenses		22,355,075
Net investment income		27,440,347

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment transactions		319,792,695
Foreign currency transactions		(217,408)
Net decrease in unrealized appreciation on investments and foreign
currency transactions		(341,076,615)
Net realized and unrealized loss on investments and foreign currency
transactions		(21,501,328)

Net increase in net assets resulting from operations		$5,939,019

See Notes to Financial Statements

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Operations:
Net investment income	$27,440,347	$37,955,808
Net realized gain from investments and foreign
currency transactions	319,575,287	313,019,294
Net increase (decrease) in unrealized appreciation
on investments and foreign currency transactions	(341,076,615)	122,897,700
Net increase in net assets resulting from
operations	5,939,019	473,872,802

Dividends and Distributions to Shareholders from:
Net investment income	(27,209,131)	(39,063,963)
Net realized gain on investments	(317,456,555)	(296,319,533)

Capital Stock Transactions (Note 4):	(308,368,312)	(716,037,272)

Total decrease in net assets	(647,094,979)	(577,547,966)

Net Assets:
Beginning of year	3,428,401,024	4,005,948,990

End of year*	$2,781,306,045	$3,428,401,024

* Includes undistributed net investment income of	$62,685	$48,877

See Notes to Financial Statements

Notes to Financial Statements

December 31, 2007

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”, a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is long-term capital growth and capital preservation. Effective January 1, 2006, Davis Selected Advisers, L.P. (“Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  VALUATION OF SECURITIES - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B.   MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C.  CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

D.  FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Notes to Financial Statements – (Continued)

December 31, 2007

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D.	FOREIGN CURRENCY - (Continued)

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

E.   FEDERAL INCOME TAXES - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for Federal Income or Excise Tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F.   USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G.  INDEMNIFICATION - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

H.  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Notes to Financial Statements – (Continued)

December 31, 2007

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

I.   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for Federal Income Tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2007, amounts have been reclassified to reflect a decrease in undistributed net investment income of $217,408 and a corresponding increase in accumulated net realized gains. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2007	$27,209,131	$317,456,555	$344,665,686
2006	39,104,293	296,279,203	335,383,496

As of December 31, 2007 the components of distributable earnings on a tax basis were as follows:

Total
Undistributed net investment income	$62,685
Accumulated net realized gains from
investments and foreign currency transactions	322,376
Net unrealized appreciation on investments	455,683,892
Total	$456,068,953

J.   NEW ACCOUNTING PRONOUNCEMENT – In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of December 31, 2007, the Adviser does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

Notes to Financial Statements – (Continued)

December 31, 2007

NOTE 2 — INVESTMENT ADVISORY FEES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.65% of the average net assets for the first $500 million, 0.60% on the next $500 million, 0.55% on the next $2 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the year ended December 31, 2007 approximated 0.57% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2007 amounted to $46,260. State Street Bank & Trust Co. (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. Certain officers of the Fund are also officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 3 — PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2007 were $796,092,400 and $1,410,706,559, respectively.

NOTE 4 — CAPITAL STOCK

At December 31, 2007, there were 200,000,000 shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Year ended December 31,	Year ended December 31,
	2007	2006
Shares sold	3,219,826	5,818,365
Shares issued in reinvestment of distributions	4,089,235	3,617,815
	7,309,061	9,436,180
Shares redeemed	(10,242,878)	(17,594,893)
Net decrease	(2,933,817)	(8,158,713)

Proceeds from shares sold	$295,654,804	$512,653,530
Proceeds from shares issued in reinvestment of distributions	330,982,605	320,885,798
	626,637,409	833,539,328
Cost of shares redeemed	(935,005,721)	(1,549,576,600)
Net decrease	$(308,368,312)	$(716,037,272)

Notes to Financial Statements – (Continued)

December 31, 2007

NOTE 5 — EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $29,115 during the year ended December 31, 2007.

NOTE 6 — ILLIQUID AND RESTRICTED SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of illiquid securities amounted to $117,567,790 or 4.23% of the Fund’s net assets as of December 31, 2007. The aggregate value of restricted securities amounted to $48,593,015 or 1.75% of the Fund’s net assets as of December 31, 2007. Information concerning illiquid and restricted securities is as follows:

Security	Acquisition Date	Shares	Cost per Share	Valuation per Share as of December 31, 2007

Merrill Lynch & Co., Inc., Private Placement	12/24/07	1,040,500	$48.00	$46.7016
Oaktree Capital Group, LLC, Class A	09/20/07	2,106,100	$37.55	$32.7500

Financial Highlights

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2007	2006[4]	2005	2004	2003

Net Asset Value, Beginning of Period	$91.98	$88.18	$89.68	$87.97	$75.73

Income (Loss) from Investment Operations:
Net Investment Income	0.88	1.07	1.31	0.58	0.72
Net Realized and Unrealized Gains (Losses)	(0.84)	11.84	(1.52)	4.51	13.87
Total from Investment Operations	0.04	12.91	(0.21)	5.09	14.59

Dividends and Distributions:
Dividends from Net Investment Income	(0.87)	(1.10)	(1.29)	(0.57)	(0.73)
Distributions from Realized Gains	(10.15)	(8.01)	–	(2.81)	(1.62)
Total Dividends and Distributions	(11.02)	(9.11)	(1.29)	(3.38)	(2.35)

Net Asset Value, End of Period	$81.00	$91.98	$88.18	$89.68	$87.97

Total Return[1]	0.05%	15.27%	(0.24)%	5.87%	19.35%

Ratios/Supplemental Data:
Net Assets, End of Period (000,000 omitted)	$2,781	$3,428	$4,006	$7,208	$6,963
Ratio of Expenses to Average Net Assets:
Gross	0.69%	0.70%	1.12%	1.12%	1.13%
Net[3]	0.69%	0.62%	1.11%	1.12%	1.12%
Ratio of Net Investment Income to Average
Net Assets	0.85%	1.11%	0.97%	0.65%	0.98%
Portfolio Turnover Rate[2]	25%	63%	13%	16%	25%

1  Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3  The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements or waivers from the Adviser.

4  Effective January 1, 2006, Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.

See Notes to Financial Statements

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Directors

of Clipper Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Clipper Fund, Inc., including the schedule of investments, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2005 were audited by other auditors, whose report dated February 22, 2006, expressed an unqualified opinion of this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 21, 2008

Federal Income Tax Information (Unaudited)

In early 2008, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2007 with their 2007 Form 1099-DIV.

During the calendar year 2007, the Fund declared and paid long-term capital gain distributions in the amount of $317,456,555.

During the calendar year 2007, $27,209,131 of dividends paid by the Fund constituted income dividends for Federal Income Tax Purposes. The Fund designates $27,209,131 or 100% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2007, certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $27,209,131 or 100% as qualified dividend income.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, either as interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the calendar year 2007, $210,093 or 1% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N–Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

F. Otis Booth, Jr. (09/28/1923)	Director	Indefinite and since inception	Private Investor	1	None

Lawrence E. Harris (09/16/1956)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/1941)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/1934)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/1932)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Directors	Officers
F. Otis Booth, Jr.	Norman B. Williamson
Lawrence E. Harris	Chairman
Steven N. Kearsley	Christopher C. Davis
Lawrence P. McNamee	President
Norman B. Williamson	Kenneth C. Eich
Executive Vice President & Principal Executive Officer
Sharra L. Haynes
Vice President & Chief Compliance Officer
Douglas A. Haines
Vice President & Principal Accounting Officer
Thomas D. Tays
Vice President & Secretary

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 800-432-2504 or on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Code of Ethics was substantially re-written in December 2007 so as to be the same as that of other Funds managed by the Adviser. The old version can be seen attached to the 2006 annual form N-CSR (accession number 0000736978-07-000004).

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2007 and December 31, 2006 were $52,800 and $50,640, respectively.

(b)

Audit-Related Fees. The aggregate Audit-Related Fees billed by PricewaterhouseCoopers LLP (the Fund's previous accountant) for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for the fiscal year ends December 31, 2007 and December 31, 2006 were $6,126 and $0, respectively. This was for PricewaterhouseCoopers LLP consent to use their opinion in the Clipper Fund's registration statement. There were no Audit-Related Fees billed by KPMG for the fiscal year ends December 31, 2007 and December 31, 2006

(c)

Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2007 and December 31, 2006 were $8,280 and $7,080, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)

All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2007 and December 31, 2006 were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2006 and October 31, 2005. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: May 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: May 21, 2008

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: May 21, 2008